

CORPORATE PRESENTATION

TRIANGLE
PETROLEUM CORPORATION

September 2014

FORWARD LOOKING STATEMENTS

The information presented in this presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Factors that could cause actual results to differ materially from the results contemplated by the forward-looking statements include, but are not limited to, the risks discussed in the Company's annual report on Form 10-K for the fiscal year ended January 31, 2014 and its other filings with the Securities and Exchange Commission. The forward-looking statements in this presentation are made as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement as a result of new information, future developments, or otherwise.

Table of Contents

TRIANGLE
PETROLEUM CORPORATION

BUSINESS OVERVIEW

TRIANGLE
PETROLEUM CORPORATION

TRIANGLE PETROLEUM CORPORATION OVERVIEW

TRIANGLE PETROLEUM CORPORATION

TPC wholly owned E&P subsidiary

TUSA

- Growth oriented E&P company focused on the Williston Basin
- Current production of approximately 11,000 boepd
- ~135,000 net acres with proved reserves of 51.7 MMBoe[(1)]
- ~93,000 net acres predominantly in core areas of McKenzie / Williams Counties (56% operated)
- Drilling program consists of running 4 full-time operated rigs

TPC wholly owned energy services subsidiary

RockPile ENERGY SERVICES

- Hydraulic pressure pumping and well completion services
- Provides greater control over Triangle's largest cost center
- 58% of completion jobs since inception through Q2 FY'15 performed for third parties
- Currently running 54,000 HHP in the Williston Basin

TPC owns 50% of G.P. and 32% of L.P.[(2)]

CALIBER MIDSTREAM

- Gathering, transportation, treating and processing services
- JV with First Reserve Energy Infrastructure Fund
- Benefits include eliminating flaring and reducing costs
- Natural gas facility began first sales in April 2014 and is fully operational

Note: Triangle Petroleum Corporation's Fiscal Year 2015 ("FY2015") ends January 31, 2015.
(1) Internal parent level reserve estimate as of July 31, 2014. TUSA reserves may differ slightly from parent level reserves due to intercompany eliminations which improve well economics at the parent level.
(2) Triangle's ownership of L.P. increased to 32% from 30% in June, 2014.

KEY INVESTMENT HIGHLIGHTS

SUBSTANTIAL GROWTH IN OPERATED PRODUCTION AND RESERVES

- Q2 FY'15 production increased 146% year over year from Q2 FY'14
- Proved reserves have increased 134% year over year[1]
- Focused on increasing scale through selective bolt-on acquisitions and trades in core area

OIL-FOCUSED WILLISTON BASIN OPERATOR

- ~135,000 net acres; 51.7 MMBoe proved reserves (80% oil; 58% proved developed)[1]
- Contiguous acreage position prospective for the Bakken and Three Forks Formations, which are estimated to contain ~7.4 billion barrels of recoverable oil[2]
- Extensive low-risk development opportunities providing 12+ years of drilling inventory

DISCIPLINED MANAGERS AND EXPERIENCED OPERATORS

- Disciplined financial management supported by a team with a proven blend of technical, operational, commercial, land, and regulatory experience
- Key technical and operations members of our team average more than 20 years of industry experience

INTEGRATED AND EFFICIENT DEVELOPMENT MODEL

- Reduces reliance on third-party service providers; relieves infrastructure constraints
- Recovers value-leakage to critical supply chain services
- Increasing the number of wells on each location to achieve maximum reservoir recovery
- Triangle has deployed ~$23mm of net cash to its non-E&P subsidiaries, representing only 2% of total capital invested[3]

STRONG FINANCIAL POSITION

- $515mm in total lending facility commitments with $583mm in pro forma total liquidity[4]
- Conservative financial approach with focus on protecting cash flow through hedging
  - ~5,900 Bopd hedged for FY2015 and ~4,400 Bopd for FY2016 as of August 1, 2014
- Top-tier private equity partners (NGP, First Reserve and TIAA Oil & Gas Investments)

(1) Internal parent level reserve estimate as of July 31, 2014. TUSA reserves may differ slightly from parent level reserves due to intercompany eliminations which improve well economics at the parent level.
(2) United States Geological Survey (USGS) published on April 30, 2013.
(3) Since current management turn-around beginning in 2010 through September 8, 2014. Cash deployed is net of $34.0mm cash distribution from RPES to Triangle and $3.15mm cash distribution from CLBR to Triangle.
(4) Pro forma for TUSA borrowing base increase to $415mm August 2014

SIGNIFICANT OPERATED PRODUCTION AND RESERVES GROWTH

NET SOLD PRODUCTION VOLUMES (BOEPD)


FY2015 Avg. Daily Production Guidance 10,200 – 11,200 Boepd(1)
FY2014 Production of 5,286 Boepd
Completed first operated well in May 2012
RockPile completed first well August 2012
Caliber generates first revenues
Net Sales Volumes (Boepd)
Operated Rig Count
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
10
8
6
4
2
0
696
1,138
1,389
2,098
2,714
4,287
6,804
7,254
8,129
10,551
12,600
Q1 FY'13
Q2 FY'13
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14
Q3 FY'14
Q4 FY'14
Q1 FY'15
Q2 FY'15
2nd Half FY'15(1)
Actual Production
Guidance Low Case
Guidance High Case
Avg. Rig Count

PROVED RESERVES (MBOE)


(Mboe)
60,000
50,000
40,000
30,000
20,000
10,000
0
2,000
7,044
8,278
14,637
16,050
22,080
32,529
40,314
46,552
51,660
Q1 FY'13
Q2 FY'13
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14
Q3 FY'14
Q4 FY'14
Q1 FY'15
Q2 FY'15(2)
PDP Reserves
PUD Reserves

OPERATED VS. NON-OPERATED VOLUMES


% of Total Sold Volumes
100%
80%
60%
40%
20%
0%
100%
64%
36%
45%
55%
31%
69%
30%
70%
35%
65%
22%
78%
20%
80%
15%
85%
13%
87%
Q1 FY'13
Q2 FY'13
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14
Q3 FY'14
Q4 FY'14
Q1 FY'15
Q2 FY'15
Non-Operated Volumes
Operated Volumes

(1) *Revised FY2015 and 2nd Half FY2015 production guidance issued on May 14, 2014. Previous guidance (FY2015 daily production guidance 9,500 – 10,500 Boepd; 2nd Half FY2015 production guidance 10,500 – 11,500 Boepd) issued on January 21, 2014.*

(2) *Internal parent level reserve estimate as of July 31, 2014.*

TRIANGLE PETROLEUM CORPORATION

OPERATIONAL OVERVIEW

TRIANGLE
PETROLEUM CORPORATION

TRIANGLE USA CORE AREA – MCKENZIE AND WILLIAMS COUNTIES

RECENT DEVELOPMENTS

- 99 gross operated horizontal wells currently producing and seven wells waiting on completion(1)
- Approximately 90% of operated producing wells currently hooked up to gas sales, as compared to 0% at the end of Q1 FY'14(1)
- Recent downspacing tests indicate potential for 8 – 12+ locations per DSU
  - Multiple operated DSUs containing middle Bakken wells spaced ~600' apart
  - Nearby operators undergoing 12 and 16 well density tests in a single DSU targeting the Middle Bakken and Lower Three Forks benches

DETAILS	TPLM CORE
Net Acreage	~93,000
Percent Operated (%)(2)	56%
Percent Held By Production (%)	72%
OPERATED DSUS(2)	68
TOTAL OPERATED LOCATIONS REMAINING(3)	581

ASSET MAP: DOWNSPACING & THREE FORKS ACTIVITY



SHERIDAN
ROOSEVELT
WILLIAMS
MONTANA
NORTH DAKOTA
MCKENZIE
DUNN
Select Tests
1) KOG
2) OAS
3) CLR
4) CLR
5) OAS
6) OAS
7) WLL
8) KOG
TPLM Acreage
TPLM Operated DSU
Bakken & Three Forks Density Test
Select Lower Three Forks Wells

Note: TUSA information pro forma for the Acquisitions.
(1) As of September 8, 2014.
(2) Triangle's operatorship in North Dakota has been confirmed through title and permits. In Montana, operated assumes 30% or greater working interest.
(3) Gross Operated Locations Remaining assumes six Bakken and four Three Forks wells per DSU. Supported by recent density tests near Triangle's core acreage.

TRIANGLE PETROLEUM CORPORATION

DRILLING AND PRODUCTION PROFILE

TUSA OPERATED WELLS COMPLETED (GROSS VS. NET)


Wells Completed
16
14
12
10
8
6
4
2
0
5.0 2.5
5.0 2.7
6.0 4.7
5.0 4.3
8.0 6.2
9.0 6.4
9.0 6.7
9.0 6.1
15.0 9.9
Q2 FY'13
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14
Q3 FY'14
Q4 FY'14
Q1 FY'15
Q2 FY'15
Gross Operated Completions
Net Operated Completions

HIGHLIGHTS

- Decreasing spud to total depth days; average of 18 days for Q2 FY'15 versus 23 days for Q2 FY'14
- Operational efficiencies have reduced AFE's on recent wells to $9.5 million[2]
  - Efficiencies related to pad drilling
  - Caliber reduces pad equipment on site
  - Reducing time drilling rig spends on location

AVERAGE SPUD TO TOTAL DEPTH DRILLED DAYS[1]


Days
30
25
20
15
10
5
0
28
29
27
23
23
23
20
18
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14
Q3 FY'14
Q4 FY'14
Q1 FY'15
Q2 FY'15

Q2 FY'15 SOLD VOLUMES PRODUCTION MIX[3]


86%
9%
5%
Crude Oil
Natural Gas
NGLs

(1) *Spud to total depth drilled days excludes days when rig is batch drilling adjacent well.*
(2) *Before RockPile and other eliminations*
(3) *Excludes produced volumes of natural gas and NGL's not being sold.*

TRIANGLE PETROLEUM CORPORATION

ROCKPILE ENERGY SERVICES

***RockPile Energy Services, LLC** is focused on providing "Best in Class" pressure pumping and ancillary services in the Williston Basin*

EXPANDING CAPACITY AND CAPABILITIES

- Third pressure pumping spread became operational in April and is currently operating for third-party clients
- Fourth spread to be delivered in Q3 FY'15
- Backlog of approximately 25 wells, including 15 for third-party operators, at the end of Q2 FY'15
- Completed jobs for 10 third-party operators (seven pressure pumping) at the end of Q2 FY'15
  - Anticipate continued growth in third party pressure pumping clients in Q3 FY'15
- Recently distributed $24 million of dividends to Triangle, bringing cumulative RockPile distributions to $34 million

GROSS WELLS COMPLETED


Triangle Wells
Third Party Wells
Horsepower
Wells Completed
Horsepower
35
30
25
20
15
10
5
0
60,000
50,000
40,000
30,000
20,000
10,000
-
1
6
1
5
10
4
6
10
5
5
18
10
8
28
19
9
25
16
9
26
17
9
34
19
15
Q2 FY'13
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14
Q3 FY'14
Q4 FY'14
Q1 FY'15
Q2 FY'15



Simultaneous operations – 1) drilling operations, 2) Caliber piping freshwater provisions, 3) RockPile batch completing two wells and 4) operational production facilities

CALIBER MIDSTREAM

***Caliber Midstream Partners, LP** is focused on providing gathering, transportation and processing in the Williston Basin*

CALIBER MIDSTREAM



McKenzie County
Enbridge Interconnect
Alexander Market Center
Caliber Central Facility
Oneok NGL Interconnect
Legend
Caliber Central Facility
Alexander Market Center
SWD
Enbridge Interconnect
Oneok NGL Interconnect
Caliber Existing
Caliber Future
Oneok (NGL)
Northern Border (Dry Gas)
Enbridge (Crude)
WAWS
Triangle DSUs

- Natural gas facility became operational in April 2014, currently averaging throughput of approximately 10 MMcfpd
- All business lines are currently operational, marking the end of the Phase I build out
- Completion of Phase II will enable crude to flow through the Alexander Market Center, providing additional marketing optionality due to off-take via multiple pipelines and / or rail
  - 40,000 bbls of working storage and inbound and outbound truck loading services for access to rail option
- Signed service agreements with 4 third-party customers
- Estimate cash dividends issued to Triangle totaling $10 - $15mm in FY2015; paid $3.15mm cash distribution net to Triangle in December 2013
- Triangle has a 32% ownership stake, but can earn up to 50% subject to the performance of the business[1]

CONSTRUCTION UPDATE (AS OF JULY 31, 2014)

SERVICE LINE	PIPE LAID (MILES)	% COMPLETE
Crude Gathering & Transportation	53	77%
Natural Gas Gathering & Transportation[2]	35	91%
Produced Water Transportation	50	65%
Freshwater & Maintenance Water Delivery	56	62%
Natural Gas Liquids Transportation	5	100%

(1) *Assumes all Series A warrants exercised into Class A units.*
(2) *Transportation of residue to Northern Border.*

FINANCIAL OVERVIEW

TRIANGLE
PETROLEUM CORPORATION

HIGH YIELD OFFERING OVERVIEW

- ***On July 18, 2014 Triangle USA Petroleum Corporation, the Company's wholly-owned E&P subsidiary, closed on a $450mm senior unsecured notes offering***
  - — Offering upsized to $450mm from $350mm due to high demand (~9x oversubscribed)
  - — Proceeds from the offering used to pay down TUSA's second lien credit facility, reimburse Triangle for capital contributions to TUSA in connection with closing the Acquisitions, repay outstanding debt under TUSA's senior credit facility, and for other general corporate purposes

$450MM SENIOR UNSECURED NOTES	
COUPON	▪ 6.75%
PRICING	▪ Par
MATURITY	▪ 8 years
GUARANTORS	▪ All TUSA subsidiaries
RANKING	▪ The Notes will be senior unsecured obligations of the Company and will rank pari-passu to all present and future senior indebtedness and senior to all present and future subordinated indebtedness of the Company
OPTIONAL REDEMPTION	▪ Non-callable for 3 years, callable thereafter at declining premiums
EQUITY CLAWBACK	▪ Up to 35% of the Notes at a premium with the proceeds of an equity issue for the first three years
CHANGE OF CONTROL	▪ Offer to redeem the Notes at 101% of par plus accrued interest
COVENANTS	▪ Standard and customary
DISTRIBUTION	▪ 144A for life

CURRENT POSITION

CURRENT POSITION

Share Price *(as of Sept. 8, 2014)*	$11.60
90-day % Change	*12.6%*
Basic Shares Outstanding (mm)[1]	86.3
Market Capitalization ($mm)	**$1,001**
Debt (July 31, 2014) *($mm)*[1]	**$499**

CURRENT LIQUIDITY (JULY 31, 2014) ($MM)

Total Cash	$108
TUSA Credit Facility Availability[2]	$415
RPES Credit Facility Availability	$60
Pro Forma Liquidity[2]	**$583**

KEY HIGHLIGHTS

- Recent high yield offering allows anticipated capital budget to be fully funded through FY2017 with operating cash flow and credit facility borrowings
- Debt metrics remain conservative following high yield offering, with debt to annualized Q2 FY'15 adjusted EBITDA of 1.9x[1]
- Active hedging program in place, nearing capacity through CY2015

TOTAL CURRENT AND POTENTIAL DILUTED OWNERSHIP


Common Stock - Public(3) 91%
Management and Board: Common Stock and Options(4) 7%
Employee RSUs(4) 2%

(1) *Does not include $120mm convertible note with a 5% cashless coupon per annum convertible into Triangle stock at $8.00 per share; no financial covenants. Potentially dilutive into approximately 16.4mm shares of Triangle common stock.*
(2) *Pro forma for August 2014 borrowing base increase.*
(3) *Common stock includes $120mm convertible note as of July 31, 2014. Potentially dilutive into approximately 16.4mm shares of Triangle common stock.*
(4) *Calculated using outstanding management and board stock and options and unvested employee RSUs. Does not apply treasury stock method.*

TRIANGLE PETROLEUM CORPORATION

REVISED STAND-ALONE CAPITAL BUDGET FOR FY2015 (ENDED JANUARY 31, 2015)

BUDGET DETAIL

Capital Expenses	Revised FY2015 Budget ($mm)[1]
E&P Operated Drilling Program[2]	$360
E&P Non-Operated Drilling Program	45
Station Prospect[3]	10
E&P Land Spend	145
RockPile	85
Infrastructure and Other	25
Total	**$670**

BUDGET ALLOCATION


E&P Operated Drilling Program ~56%
E&P Non-Operated Drilling Program ~7%
Station Prospect ~2%
E&P Land Spend ~23%
RockPile ~9%
Infrastructure and Other ~4%

FY2015 BUDGET HIGHLIGHTS

- Drilling program consists of 3 full-time operated rigs, which increased to 4 rigs in Q1 FY'15
- Spud 46 to 50 gross operated wells
- Complete 42 to 46 gross operated wells
- Third RockPile pressure pumping spread delivered ahead of schedule in Q1 FY'15
- Fourth pressure pumping spread to be delivered in Q3 FY'15 and fifth spread anticipated in Q2 FY'16

Note: TUSA information pro forma for the Acquisitions.

(1) Revised FY2015 capital budget issued on May 14, 2014. Previous budget of $510mm issued on January 21, 2014.

(2) E&P Operated Drilling Program does not include the RockPile and other eliminations that reduce capital expenditures at the Triangle Parent Company level. Actual E&P operated incurred capex will be lower by eliminations. FY2014 eliminations of $35.2mm.

(3) Capital to be allocated towards the acquisition of seismic data and to drill and complete 3 – 4 exploratory wells.

STAND-ALONE BUSINESS SEGMENT GUIDANCE

	TUSA Stand-alone[1]								RPES Stand-alone						CLBR Stand-alone[2]					
Period	Revenue ($mm)			Adj. EBITDA ($mm)					Revenue ($mm)			Adj. EBITDA ($mm)			Revenue			Adj. EBITDA ($mm)		
2H FY'15	$165	-	$180	$115	-	$125			$170	-	$200	$39	-	$47	$10	-	$12	$7	-	$8
2H FY'15 Ann.	$330	-	$360	$230	-	$250			$340	-	$400	$78	-	$94	$20	-	$24	$14	-	$16
FY2015	$290	-	$325	$205	-	$225			$300	-	$340	$63	-	$75	$17	-	$21	$13	-	$15
FY2014 Actual	$161			$112					$194			$42			$5			$3		

FY2015 CONSOLIDATED FINANCIALS

- The following items must also be considered for the consolidated financials:

ITEM	*DESCRIPTION*	*($MM)*
Consolidated Triangle Parent Company ("TPC") G&A	Incremental corporate level G&A expense	$11 – 14
Consolidated TPC Stock-Based Compensation	Incremental corporate level SBC expense	$8 – 11
Consolidated Book Taxes	Book tax expense (cash tax expense of ~$1mm)	$30 – 35
Intercompany Eliminations	Estimated based upon historical eliminations[3]	$40 – 50
Caliber EBITDA	Anticipate minimal contribution of Caliber due to intracompany eliminations	–

**Description of segment information and non-GAAP measures are located at the back of the Appendix*
(1) *Revised FY2015 and 2nd Half FY'15 TUSA guidance issued on May 14, 2014. Previous guidance issued on January 21, 2014.*
(2) *FY2015 guidance net to Triangle's 32% ownership stake in Caliber.*
(3) *Total estimated elimination calculated using FY2015 midpoint of TUSA gross well completions, 44, multiplied by average elimination per well through FY2014 of $1.1mm.*

RISK MANAGEMENT

KEY HIGHLIGHTS

- Actively hedging to protect present and future cash flows through the use of zero cost collars and swaps
  - Ability to hedge up to 85% of expected production over next 36 months

HEDGE POSITION


FY'15 Collars
~$100 Ceiling
~$87 Floor
FY'16 Collars
~$98 Ceiling
~$87 Floor
6,000
4,500
3,000
1,500
-
Bopd
~5,800
FY'15 Swaps
~$95 Fixed
~ 100
~4,400
FY2015
FY2016
Costless Collar Volume
Swap Volume

CURRENT HEDGES (BOPD)


12,000
10,000
8,000
6,000
4,000
2,000
0
Q2 FY'15 Production: 10,551 Boepd
332
5,635
5,899
6,000
6,000
4,484
995
Q3 FY'15
Q4 FY'15
Q1 FY'16
Q2 FY'16
Q3 FY'16
Q4 FY'16
Costless Collar Volume
Swap Volume
Q2 FY'15 Production

Note: As of September 1, 2014.

TRIANGLE PETROLEUM CORPORATION

APPENDIX

a) RockPile: Vertical Integration Profile
b) Caliber: Vertical Integration Profile
c) Montana – Station Prospect
d) Historical Financials

TRIANGLE
PETROLEUM CORPORATION

ROCKPILE: VERTICAL INTEGRATION PROFILE

ROCKPILE'S BENEFIT TO TRIANGLE

- Control 100% of largest E&P cost center
- Dedicated high quality frac fleet and personnel
- Maintain greater control over completion schedules, work quality and production facilities planning
- Third-party completions boost consolidated revenues and earnings; goal to achieve $100mm+ in stand-alone EBITDA and 75% third-party business
- Potential distributions from subsidiary back to TPC to be reinvested in highest return investments

ROCKPILE CAPEX REDUCTION PER WELL(1)


$1.5
$1.0
$0.5
$0.0
($MM)
$1.0
$1.2
$1.2
$0.6
$0.6
$0.9
Q1 FY'14
Q2 FY'14
Q3 FY'14
Q4 FY'14
Q1 FY'15
Q2 FY'15

Net Income Reduction in Q1 FY'15 ($mm)	RPES-Triangle Completed Wells in Q1 FY'15	Avg. Well Cost Reduced per Triangle Well ($mm)
$13.7	15	$0.9

FY2014 STAND-ALONE FINANCIALS(2)


$120
$100
$80
$60
$40
$20
$0
($MM)
Revenue
Adj. EBITDA
Net Income
$27
$6
$4
$44
$12
$10
$66
$14
$10
$56
$10
$6
$61
$14
$8
$102
$29
$22
Q1 FY'14
Q2 FY'14
Q3 FY'14
Q4 FY'14
Q1 FY'15
Q2 FY'15

ROCKPILE IMPLIED VALUATION

Peer Average 2015E EV / EBITDA(3)	6.2x
RPES 2H FY'15 Ann. EBITDA Midpoint(2)	$86mm
RPES Valuation	$533mm
TPC Basic Shares Outstanding (mm)	86.3
Valuation Per TPC Share	**$6.18**

(1) Calculated using net income elimination in period divided by gross operated completions.
(2) Does not match consolidated financials. Reference "Segment Reporting and Non-GAAP Measures" tables in company financial statements and presentation appendix.
(3) Peer Group data sourced from Bloomberg of September 8, 2014: BAS, CDI-T, CFW-T, CJES, ESI-T, FES, HP, KEG, NBR, NR, PDS, PES, PTEN, RES, SPN, SVY-T, TDG-T, WRG-V, XDC-T.

TRIANGLE PETROLEUM CORPORATION

CALIBER: VERTICAL INTEGRATION PROFILE

CALIBER'S BENEFIT TO TRIANGLE

- Secured long term gas and crude oil gathering and takeaway capacity at market rates in the Williston Basin
- Potential to i) capture value for gas previously flared, ii) remove trucks from pads iii) increase realized prices by increasing optionality on delivery points and iv) contribute to TPC net income via equity investment
- Potential distributions from subsidiary back to TPC to be reinvested in highest return investments

IMPACT ON CONSOLIDATED FINANCIALS

- In FY2015, anticipate minimal gain from equity investment due to elimination, and no debt consolidation due to equity method accounting
- Fair value ownership of trigger units, trigger unit warrants, and warrants reevaluated quarterly(3)

CALIBER IMPLIED VALUATION

Peer Average 2015E EV / EBITDA(1)	15.6x
CLBR 2H FY'15 Ann. EBITDA Midpoint(2)	$15mm
CLBR Valuation	$234mm
TPC Basic Shares Outstanding (mm)	86.3
Valuation Per TPC Share	**$2.71**



(1) *Peer Group data sourced from Bloomberg of September 8, 2014: ACMP, AMID, APL, BKEP, CMLP, DPM, HEP, MMLP, MWE, NGLS, RGP, RRMS, SMLP, SXE, TCP, TLLP, TLP, WES, XTEX.*
(2) *See "Use of Segment Information and Non-GAAP Measures" in the Appendix.*
(3) *Please reference Note 10 – Fair Value Measurements and Note 11 – Equity Investment in our FY2014 Form 10-K for additional details.*

MONTANA – STATION PROSPECT


Sagebrush Resources
SBR1-36H
Samson Resources
Riva Ridge 33-56H MB
Riva Ridge 0607-2H TF
DANIELS
Southwestern Energy
Bedwell 1H
Whiting Petroleum
Gronlle Farms 24-20
Whiting Petroleum
Olson 21-28
Brigham Beck 15-101-H
ROOSE
Whiting Petroleum
French 21-26
Samson Oil & Gas Australia III
Samson Oil & Gas Gretel II
Brigham Rogney 17-8-1-H
Samson Oil & Gas Australia II
Continental Resources
Abercrombie 1-10H
Samson Oil & Gas Australia IV
TPLM Operated DSU
TPLM Acreage
Select Wells
County

DETAILS

- ~42,000 net acres; 67% operated
- Potential Drilling Inventory: 294 operated locations
- Allocating $10mm to acquire seismic data and drill and complete 3 – 4 exploratory wells in FY2015

KEY HIGHLIGHTS

- Industry activity continues in offsetting townships
- Ongoing exploration programs for Bakken and Three Forks
- New exploration program for conventional Red River initiated by peer operator
- Long-term leasehold allows a "wait-and-see" approach
- Asset provides substantial exploration upside for unconventional and conventional accumulations

Source: Triangle Petroleum Corporation and Montana Board of Oil and Gas, 2014.

Q2 FY'15 CONSOLIDATED INCOME STATEMENT

	Three Months Ended July 31, 2014	Three Months Ended July 31, 2013
Revenues		
Oil, natural gas and natural gas liquids sales	$ 80,506	$ 34,639
Oilfield services	61,483	15,755
Total Revenues	141,989	50,394
Expenses		
Production taxes	8,677	3,919
Lease operating expenses	6,698	2,830
Gathering, transportation and processing	3,733	69
Oilfield services[(a)]	43,554	12,692
Depreciation and amortization	26,706	10,918
Accretion of asset retirement obligations	41	9
Corporate and Other stock-based compensation	1,336	1,092
E&P stock-based compensation	344	247
RockPile stock-based compensation	127	99
Corporate and Other cash G&A expenses	2,591	1,417
E&P cash G&A expenses	4,442	1,683
RockPile cash G&A expenses	5,251	2,446
Total operating expenses	103,500	37,421
Operating Income	38,489	12,973
Gain (loss) on equity investment derivatives	(7,534)	-
Gain (loss) from commodity derivative activities	(921)	(4,399)
Interest expense	(5,385)	(1,969)
Income (loss) from equity investment	190	(596)
Interest income	47	43
Other income	5	747
Total other income	(13,598)	(6,174)
Net Income Before Income Taxes	24,891	6,799
Income tax provision[(b)]	(10,339)	-
Net Income	$ 14,552	$ 6,799
Net Income per Common Share		
Basic	$ 0.17	$ 0.12
Diluted[(c)]	$ 0.15	$ 0.12
Adjusted Net Income per Common Share[(d)]		
Basic	$ 0.23	$ 0.19
Diluted[(c)]	$ 0.20	$ 0.19
Weighted Average Common Shares		
Basic	86,172	56,451
Diluted	103,774	57,012

(a) Includes intercompany eliminations; reference Note 4 – Segment Reporting in the Q2 FY'15 Form 10-Q for additional details.
(b) The effective tax rate for the three months ended July 31, 2014 is approximately 42%, which differs from the statutory income tax rate due to permanent book to tax differences. Income tax provision is primarily a non-cash expense, with a cash tax expense component of approximately $0.4 million.
(c) Includes net interest expense add-back of $1.0 million in Q1 FY'15 related to outstanding convertible notes.
(d) See "Use of Segment Information and Non-GAAP Measures" and "Adjusted Net Income Reconciliation" in the Appendix.

APPENDIX

CONSOLIDATED ADJUSTED NET INCOME RECONCILIATION

TRIANGLE PETROLEUM CORPORATION

	Q2 fiscal 2015	Q2 fiscal 2014
Net income attributable to common stockholders	$ 14,552	$ 6,799
(Gain) loss on equity investment derivatives	7,534	-
(Gain) loss on commodity derivatives	921	4,399
(Gain) loss on investment in marketable securities	-	(581)
Tax impact[(a)]	(3,512)	-
Adjusted net income	$ 19,495	$ 10,617
Adjusted net income per common		
Basic	$ 0.23	$ 0.19
Diluted[(b)]	$ 0.20	$ 0.19
Weighted average common shares		
Basic	86,172	56,451
Diluted	103,774	57,012

STAND-ALONE BUSINESS SEGMENT ADJUSTED EBITDA RECONCILIATION

TUSA

	Q2 fiscal 2015	Q1 fiscal 2015
Net income before income taxes	$ 28,865	$ 17,472
Depreciation and amortization	23,439	18,612
Net interest expense	3,351	1,113
Stock-based compensation	344	395
Accretion of asset retirement obligations	41	134
(Gain) loss on commodity derivatives	921	5,456
Settlements of commodity derivatives	(2,554)	(818)
Adjusted-EBITDA	$ 54,408	$ 42,365

RockPile ENERGY SERVICES

	Q2 fiscal 2015	Q1 fiscal 2015
Net income before income taxes	$ 22,453	$ 8,437
Depreciation and amortization	4,690	3,590
Stock-based compensation	127	90
Net interest expense	564	507
One-time start-up costs and other	930	1,176
Adjusted-EBITDA	$ 28,764	$ 13,800

CALIBER MIDSTREAM

	Q2 fiscal 2015	Q1 fiscal 2015
Net income before income taxes	$ 881	$ 51
Depreciation and amortization	510	231
Warrant amortization expense	171	56
Net interest expense	114	85
Net well connect fees billed[(c)]	588	266
Adjusted-EBITDA	$ 2,264	$ 689

(a) Tax impact is computed as pre tax-effected adjusting items multiplied by the Company's effective tax rate.
(b) Includes interest expense add-back of $1.0 million net of income taxes and amounts capitalized in Q2 FY'15 related to outstanding convertible notes.
(c) Well connect fees are recorded as deferred revenue when completed and amortized over the expected term of the underlying production for revenue recognition purposes. The adjustment to EBITDA represents well connect fees billed, net of revenue recognized during the period
**Adjusted-EBITDA calculations do not include TPC (parent company) other revenues and expenses*
**TUSA results include all exploration and production related business lines ("E&P")*
**RockPile Adjusted-EBITDA restated to be calculated as per methodology from upsized credit facility, which closed on March 25, 2014*
** Caliber Adjusted-EBITDA represents Triangle's ownership share of the partnership, before intracompany elimination, which increased to 31.8% from 30% on June 30, 2014, resulting in a Q2 fiscal 2015 average ownership of 30.6%*

Q1 FY'15 INTERSEGMENT TABLE

APPENDIX

	Exploration and Production	RockPile's Pressure Pumping and Other Services	Corporate and Other[(a)]	Eliminations and Other	Consolidated Total
Revenues					
Oil, natural gas and natural gas liquids sales	$ 80,506	$ -	$ -	$ -	$ 80,506
Oilfield services for third parties	-	64,093	-	(2,610)	61,483
Intersegment revenues	-	37,962	-	(37,962)	-
Other	-	-	272	(272)	-
Total revenues	80,506	102,055	272	(40,844)	141,989
Expenses					
Prod. taxes, LOE, and other expenses	19,149	-	-	-	19,149
Depreciation and amortization	23,439	4,690	186	(1,609)	26,706
Cost of oilfield services	-	68,867	-	(25,313)	43,554
General and administrative	4,786	5,378	3,927	-	14,091
Total operating expenses	47,374	78,935	4,113	(26,922)	103,500
Income (loss) from operations	33,132	23,120	(3,841)	(13,922)	38,489
Other income (expense), net	(4,267)	(667)	(7,580)	(1,084)	(13,598)
Net income (loss) before income taxes	$ 28,865	$ 22,453	$ (11,421)	$ (15,006) [(b)]	$ 24,891

(a) Corporate and Other includes our corporate office and several subsidiaries that management does not consider to be part of the exploration and production or oilfield services segments. Also included are our results from our investment in Caliber, including any changes in the fair value of our equity investment derivatives. Other than our investment in Caliber, these subsidiaries have limited activity.

(b) $15.0 million RockPile, Caliber, and other services consolidated elimination results in a $15.0 million reduction in oil and natural gas property expenditures.

**Reference Note 4 – Segment Reporting in our Q2 FY'15 Form 10-Q for additional details*

USE OF SEGMENT INFORMATION AND NON-GAAP MEASURES

1) The Company often provides financial metrics for each of Triangle's three segments of operation. Revenues for each segment are disclosed in notes to the financial statements contained in the Company's Form 10-K and Form 10-Q filings, but the sum of those unconsolidated revenues differs from Triangle's consolidated revenues for the corresponding reporting period. Triangle's consolidated revenues would reflect segment revenues reduced for intracompany sales (i.e. for RockPile services to Triangle's E&P segment).

Triangle also believes that unconsolidated segment revenue assists investors in measuring RockPile's performance as a stand-alone company without eliminating, on a consolidated basis, certain revenues attributable to completion services for Triangle's economic interests in new wells operated by Triangle.

2) EBITDA represents income before interest, income taxes, depreciation and amortization. EBITDA is not a calculation based upon generally accepted accounting principles in the U.S. ("GAAP"). Triangle has presented ranges of anticipated EBITDA, by segment, because it regularly reviews EBITDA by segment as a measure of the segment's operating performance. Triangle also believes EBITDA assists investors in comparing segment performance on a consistent basis without regard to interest, income taxes, depreciation and amortization, which can vary significantly depending upon many factors. A large portion of Triangle's consolidated interest expense relates to paid-in-kind interest on the convertible note at the parent.

The total of EBITDA by segment is not indicative of Triangle's consolidated EBITDA, which reflects other matters such as (i) additional parent administrative costs, (ii) the aforementioned intracompany eliminations, and (iii) the use of the equity method, rather than consolidation, for Triangle's investment in Caliber. The EBITDA measures presented in the Tables may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

3) Adjusted net income (loss) is defined as net income (loss) applicable to common stockholders Adjusted to exclude certain charges or amounts in order to provide users of this financial information with additional meaningful comparisons between current results and the results of prior periods. We present this measure because (i) it is consistent with the manner in which the Company's performance is measured relative to the performance of its peers, (ii) this measure is more comparable to earnings estimates provided by securities analysts, and (iii) charges or amounts excluded cannot be reasonably estimated and guidance provided by the company excludes information regarding these types of items. These Adjusted amounts are not a measure of financial performance under GAAP. We believe that net income (loss) is the performance measure calculated and presented in accordance with GAAP that is most directly comparable to Adjusted net income (loss).